EX-99. CERT

CERTIFICATION PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002


I, Donald C. Burke, Chief Financial Officer of Mercury International Value V.I. Fund, certify that:

1. I have reviewed this report on Form N-CSR of Mercury
International Value V.I. Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: February 24, 2003

              /s/ Donald C. Burke_____
              Donald C. Burke,
              Chief Financial Officer of
              Mercury International Value V.I. Fund



Exhibit 99.1

Certification Pursuant to Section 906 of the Sarbanes Oxley Act


I, Donald C. Burke, Chief Financial Officer of Mercury International Value V.I. Fund (the "Fund"), certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange
Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: February 24, 2003

              _/s/ Donald C. Burke____
              Donald C. Burke,
              Chief Financial Officer of
              Mercury International Value V.I. Fund



EX-99. CERT

CERTIFICATION PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002


I, Terry K. Glenn, President of Mercury International Value V.I.
Fund, certify that:

1. I have reviewed this report on Form N-CSR of Mercury
International Value V.I. Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: February 24, 2003

              /s/ Terry K. Glenn___
              Terry K. Glenn,
              President of
              Mercury International Value V.I. Fund



Exhibit 99.1

Certification Pursuant to Section 906 of the Sarbanes Oxley Act


I, Terry K. Glenn, President of Mercury International Value V.I.
Fund (the "Fund"), certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange
Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: February 24, 2003

              _/s/ Terry K. Glenn_____
              Terry K. Glenn,
              President of
              Mercury International Value V.I. Fund